SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           HARRIS & HARRIS GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2006

         To the Shareholders of Harris & Harris Group, Inc.:

      NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of the Shareholders of Harris & Harris Group, Inc. (the "Company") will be held on May 4, 2006, at 3:00 p.m., local time, at The Princeton Club of New York, 15 West 43rd Street (between 5th and 6th Avenues), New York, New York 10036. This meeting has been called by the Board of Directors of the Company, and this notice is being issued at its direction. It has called this meeting for the following purposes:

      1. To elect 10 directors of the Company to hold office until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified;

      2. To ratify, confirm and approve the Audit Committee's selection of PricewaterhouseCoopers LLP as the independent registered public accountant for the fiscal year ending December 31, 2006;

      3. To approve a proposal to authorize the Company to offer long-term rights to purchase shares of the Company's common stock at an exercise price that, at the time such rights are issued, will not be less than the greater of the market value of the Company's common stock or the net asset value of the Company's common stock. Such rights may be part of or accompanied by other securities of the Company (such as convertible preferred stock or convertible debt);

      4.    To approve the Company's Equity Incentive Plan;

      5. To amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 45,000,000; and

      6. To transact such other business as may properly come before the meeting or any postponement or adjournments thereof.

      We encourage you to contact us at 877-TINY TECH, from 9:00 a.m. to 5:00 p.m. EST, if you have any questions.

      Holders of common stock of record at the close of business on March 14, 2006, will be entitled to vote at the meeting.

      Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed business reply envelope, which requires no postage if mailed in the United States, so you will be represented at the Annual Meeting.

                                              By Order of the Board of Directors

April 3, 2006                                 /s/ Susan T. Harris
                                              ----------------------------------
New York, New York                            Susan T. Harris
                                              Secretary

      IMPORTANT: PLEASE MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
                        THE MEETING DATE IS MAY 4, 2006.

                           Harris & Harris Group, Inc.
                              111 West 57th Street
                            New York, New York 10019
                                 (212) 582-0900

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 4, 2006
General Information

      This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Harris & Harris Group, Inc. (the "Company," "us," "our," and "we"), to be voted at the 2006 Annual Meeting of Shareholders (the "Annual Meeting"), to be held on May 4, 2006, and at any adjournment thereof. This document will give you the information you need to vote on the matters listed in the accompanying Notice of Annual Meeting of Shareholders. Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you do not understand, please contact us at 877-TINY TECH.

      The Annual Meeting will be held on Thursday, May 4, 2006, at 3:00 p.m., local time, at The Princeton Club of New York, 15 West 43rd Street (between 5th and 6th Avenues), New York, New York. At the Annual Meeting, our shareholders will be asked to elect 10 directors to serve on the Board of Directors of the Company and to hold office until the next annual meeting and to vote on the other matters stated in the accompanying Notice and described in more detail in this proxy statement. If any other matters properly come before the Annual Meeting, the persons named on the proxies will, unless the shareholder otherwise specifies in the proxy, vote upon such matters in accordance with their best judgment. The enclosed proxy card and this Proxy Statement and Annual Report on Form 10-K are being first transmitted on or about April 3, 2006, to our shareholders.

      The Board of Directors has fixed the close of business on March 14, 2006, as the record date for the determination of our shareholders entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the record date, an aggregate of 20,756,345 shares of common stock were issued and outstanding. Each such share will be entitled to one vote on each matter to be voted upon at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of such outstanding shares is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

Solicitation and Revocation; Vote Required

      All properly executed proxies received prior to the Annual Meeting will be voted at the meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "for" all the proposals.

      Any proxy given pursuant to this solicitation may be revoked by a shareholder at any time, before it is exercised, by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by executing another proxy bearing a later date. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority, from your institution or nominee, that you present at the Annual Meeting.

      Approval of any of the matters submitted for stockholder approval requires that a quorum be present. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes are proxies received by us from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on the particular matter.If a quorum is present (in person or by proxy), (i) for Proposal 1, the directors will be elected by a plurality of the votes cast (i.e., the highest number of votes cast for each of the 10 director slots); (ii) for Proposal 2, the proposal to ratify, confirm and approve the Audit Committee's selection of the Company's independent registered public accountants will be approved if a majority of the votes cast are cast in favor; (iii) for Proposal 3, the financing proposal will be approved if a majority of the votes cast are cast in favor; (iv) for Proposal 4, the proposal to approve the Company's equity incentive plan will be approved if a majority of the votes cast are cast in favor; and (v) for Proposal 5, the proposed amendment to the Certificate of Incorporation will be approved if a majority of the shares outstanding and entitled to vote are cast in favor. All other matters being submitted to shareholder vote pursuant to the Notice of Annual Meeting will be approved if a quorum is present in person or by proxy and a majority of the votes cast on a particular matter are cast in favor of that matter.

      For purposes of Proposals 1, 2, 4 and unspecified matters that come before the meeting, votes withheld or abstentions will not be counted as votes cast on the matter and will have no affect on the result of the vote. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If your broker holds your shares in its "street" name, the broker may vote your shares on Proposal 1 (Election of Directors), Proposal 2 (Ratification of Auditor), Proposal 4 (Approval of Equity Incentive Plan) and unspecified matters that come before the meeting even if it does not receive instructions from you. For purposes of Proposal 3 (Financing) and Proposal 5 (Amendment to the Certificate of Incorporation), because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against this proposal.

      Proxies are being solicited by Innisfree M&A Incorporated, pursuant to its standard contract as proxy solicitor, the cost of which will be borne by us and is estimated to be approximately $7,500. Proxies will be solicited by telephone or by mail. All expenses of preparing, printing, mailing, and delivering proxies, and all materials used in the solicitation of proxies, will be borne by us. Proxies may also be solicited by officers and regular employees of the Company personally, by telephone or otherwise, but these persons will not be specifically compensated for such services. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding solicitation material to their principals, the beneficial owners of our common stock. It is estimated that those costs will be nominal.

                              ELECTION OF DIRECTORS

                                (Proposal No. 1)

      The 10 nominees listed below, all of whom currently serve as directors, have been nominated to serve as our directors until the next annual meeting or until their respective successors are duly elected and qualified. Although it is not anticipated that any of the nominees will be unable or unwilling to serve, in the unexpected event that any such nominees should become unable or decline to serve, it is intended that votes will be cast for substitute nominees designated by our present Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL THE NOMINEES.

Nominees

      Certain information, as of March 14, 2006, with respect to each of the 10 nominees for election at the Annual Meeting is set forth below, including their names, ages and a brief description of their recent business experience, including present occupations and employment, certain directorships held by each and the year in which each became a director of the Company. All the nominees have agreed to serve if elected and consent to being referred to in this proxy statement. The nominees for election as directors of the Company have been divided into two groups -- interested directors and independent directors. Interested directors are "interested persons" as defined in the 1940 Act or persons who may be considered "interested persons" because of consulting work done for us. All 10 nominees are currently directors of the Company. We do not have an advisory board.

                              Interested Directors

      Charles E. Harris. Mr. Harris, age 63, currently serves as our Chairman, Chief Executive Officer and as a Managing Director. He has served as our Chief Executive Officer since July 1984 and as a Managing Director since January 2004. He has been a member of our Board of Directors and served as Chairman of the Board since April 1984. He also served as our Chief Compliance Officer from February 1997 to February 2001. He is Chairman of the Board, Chief Executive Officer and a Director of Harris & Harris Enterprises, a wholly owned subsidiary of the Company. His wife serves as our Corporate Secretary. He is a Director of Mersana Therapeutics, Inc., a privately held company in which we have an investment. He was a member of the Advisory Panel for the Congressional Office of Technology Assessment. Prior to joining us, he was Chairman of Wood,
Struthers and Winthrop Management Corporation, the investment advisory subsidiary of Donaldson, Lufkin and Jenrette. He is currently a member of the New York Society of Security Analysts. He was, until 2004, a Trustee and head of the Audit Committee of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the fields of molecular biology and genetics, and he currently serves as Co-Chairman of its President's Council. He also serves as a Trustee and head of the Audit Committee of the Nidus Center, a not-for-profit life sciences business incubator in St. Louis, Missouri. He is a life-sustaining fellow of MIT and a shareholder of its Entrepreneurship Center. He is an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as a beneficial owner of more than five percent of our Common Stock, as a control person and as one of our officers. He was graduated from Princeton University (A.B.) and the Columbia University Graduate School of Business (M.B.A.).

      Kelly S. Kirkpatrick. Ms. Kirkpatrick, age 39, has served as a member of our Board of Directors since March 2002. She has served as a consultant to us on nanotechnology and in our due diligence work on certain prospective investments. She is an independent business consultant assessing and advising on early stage, technology start-ups for venture capital companies. From 2000 to 2002, she served in the Office of the Executive Vice Provost of Columbia University as Director of the Columbia University Nanotechnology Initiative and as Director for Research and Technology Initiatives. From 1998 to 2000, she served in the White House Office of Science and Technology Policy as a Senior Policy Analyst involved in the National Nanotechnology Initiative. From 1997 to 1998, she was a Science Policy Coordinator for Sandia National Laboratories. From 1995 to 1996, she served in the office of Senator Joseph Lieberman as Legislative Assistant, Congressional Science and Engineering Fellow. She was graduated from University of Richmond (B.S., Chemistry with a business option) and Northwestern University (Ph.D., Materials Science and Engineering). She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

      Lori D. Pressman. Ms. Pressman, age 48, has served as a member of our Board of Directors since March 2002. She has served as a consultant to us on tiny technology, intellectual property and in our due diligence work on certain prospective investments. She also acts as an observer for us at Board meetings of certain portfolio companies in the Boston area. She is a business consultant providing advisory services to start-ups and venture capital companies. She consults internationally on technology transfer practices and metrics for non-profit and government organizations. From 1999 to 2001, she was Chair of the Survey Statistics and Metrics Committee of the Association of University Technology Managers. From September 1989 to July 2000, she was employed by MIT in its Technology Licensing Office. She served as a Technology Licensing Officer from 1989 to 1995 and as Assistant Director of the Technology Licensing Office from 1996 to 2000. She was graduated from the Massachusetts Institute of Technology (S.B., Physics) and the Columbia School of Engineering (MSEE). She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

                              Independent Directors

      Dr. C. Wayne Bardin. Dr. Bardin, age 71, has served as a member of our Board of Directors since December 1994. Since 1996, he has served as the President of Bardin LLC, a consulting firm to pharmaceutical companies. From 1998 to 2003, he served as President of Thyreos Corp., a privately held, start-up pharmaceutical company. From 1978 through 1996, he was Vice President of The Population Council. His professional appointments have included:
Professor of Medicine, Chief of the Division of Endocrinology, The Milton S. Hershey Medical Center of Pennsylvania State University and Senior Investigator, Endocrinology Branch, National Cancer Institute. He has also served as a consultant to several pharmaceutical companies. He has been appointed to the editorial boards of 15 journals. He has also served on national and international committees and boards for the National Institutes of Health, World Health Organization, The Ford Foundation and numerous scientific societies. He was graduated from Rice University (B.A.), Baylor University (M.S., M.D.) and he received a Doctor Honoris Causa from the University of Caen, the University of Paris and the University of Helsinki.

      Dr. Phillip A. Bauman. Dr. Bauman, age 50, has served as a member of our Board of Directors since February 1998. He has been Senior Attending in Orthopedic Surgery at St. Luke's/Roosevelt Hospital Center in Manhattan since 1999 and has served as an elected member of the Executive Committee of the Medical Board since 2000. He has been on the Board of Managers for the Hudson Crossing Surgery Center since 2005. He has been Assistant Professor of Orthopedic Surgery at Columbia University since 1997 and a Vice President of Orthopedic Associates of New York since 1994. He was elected a fellow of the American Academy of Orthopaedic Surgeons in 1991. He is an active member of the American Orthopaedic Society for Sports Medicine, the New York State Society of Orthopaedic Surgeons and the American Medical Association. He was graduated from Harvard College (B.A.), Harvard University (M.S., biology) and the College of Physicians and Surgeons at Columbia University (M.D).

      G. Morgan Browne. Mr. Browne, age 71, has served as a member of our Board of Directors since June 1992. He is President since 2004 and a Trustee since 2000 of Planting Fields Foundation, a historic estate arboretum. From 2001 to 2003, he served as Chief Financial Officer of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the fields of molecular biology and genetics. From 1985 to 2000, he was the Administrative Director of Cold Spring Harbor Laboratory. In prior years, he was active in the management of numerous scientifically based companies as an officer, as an individual consultant and as an associate of Laurent Oppenheim Associates, Industrial Management Consultants. He is a Director of OSI Pharmaceuticals, Inc., a publicly held company principally engaged in drug discovery based on gene transcription. He is also a Director of Evinu Corporation, a start-up company developing nutraceuticals. He was a founding director of the New York Biotechnology Association and a founding Director of the Long Island Research Institute. He was graduated from Yale University.

      Dugald A. Fletcher. Mr. Fletcher, age 76, has served as a member of our Board of Directors since May 1996. He has served as President of Fletcher & Company, Inc., a management consulting firm since 1984. Until the end of 1997, he was Chairman of Binnings Building Products Company, Inc. His previous business appointments include: adviser to Gabelli/Rosenthal LP, a leveraged buyout fund; Chairman of Keller Industries, building and consumer products; Senior Vice President of Booz-Allen & Hamilton; President of Booz-Allen Acquisition Services; Executive Vice President and a Director of Paine Webber, Inc.; and President of Baker, Weeks and Co., Inc., a New York Stock Exchange member firm. He is currently a Trustee of the Gabelli Growth Fund and a Director of the Gabelli Convertible and Income Securities Fund, Inc. He was graduated from Harvard College and Harvard Business School (M.B.A.).

      Mark A. Parsells. Mr. Parsells, age 46, has served as a member of our Board of Directors since November 2003. Since February 2004, he is the Chairman, President and Chief Executive Officer of Montpelier Ventures, a management consulting firm. From 2001 to 2003, he was the Chairman, President, Chief Executive Officer and a Director of Fusura LLC, an AIG company that was an Internet-based, direct-to-consumer auto insurance business. From 2000 to 2001, he was President and Chief Operating Officer of Citibank Online. Previously, he worked in executive positions for Bank One and American Express and acted as Special Assistant to U.S. Senator John Heinz. He is a Director of Winterthur (a former DuPont family estate) Business Associates, a board that oversees corporate giving and events for corporations. He is an alumnus of The General Manager Program at Harvard Business School. He was graduated from Emory University (B.A.), Cornell University (M.B.A.) and Vlerick Leuven Gent Business School (M.B.A.).

      Charles E. Ramsey. Mr. Ramsey, age 63, has served as a member of our Board of Directors since October 2002. He has been a consultant since 1997. He is a retired founder and principal of Ramsey/Beirne Associates, Inc., an executive search firm that specialized in recruiting top officers for high technology companies, many of which were backed by venture capital. He works on construction projects in Nicaragua as a member of the Nicaraguan Initiative Committee for the Presbyterian Churches of the Hudson River and as Chairman of Bridges to Community, a non-governmental organization dedicated to construction projects in Nicaragua. He was graduated from Wittenberg University (B.A.).

      James E. Roberts. Mr. Roberts, age 60, has served as a member of our Board of Directors since June 1995. Since January 2006, he has been President of AequiCap Insurance Company. Mr. Roberts is also a senior officer of various other AequiCap affiliated entities. From November 2002 to October 2005, he was Executive Vice President and Chief Underwriting Officer of the Reinsurance Division of Alea North America Company and Senior Vice President of Alea North America Insurance Company. From October 1999 to November 2002, he was Chairman and Chief Executive Officer of the Insurance Corporation of New York, Dakota
Specialty Insurance Company, and Recor Insurance Company Inc., all members of the Trenwick Group, Ltd. From October 1999 to March 2000, he served as Vice Chairman of Chartwell Reinsurance Company and from March 2000 to November 2002 as the company's Chairman and CEO. He was graduated from Cornell University (A.B.).

      Set forth below is the dollar range of equity securities beneficially owned by each director or nominee as of March 14, 2005.

==================================== ===========================================
                                             Dollar Range of Equity Securities
Name of Director or Nominee                    Beneficially Owned (1)(2)(3)
------------------------------------ -------------------------------------------
Independent Directors
Dr. C. Wayne Bardin                                    Over $100,000
Dr. Phillip A Bauman                                   Over $100,000
G. Morgan Browne                                       Over $100,000
Dugald A. Fletcher                                     Over $100,000
Mark A. Parsells                                      $10,001-$50,000
Charles E. Ramsey                                      Over $100,000
James E. Roberts                                       Over $100,000

Interested Directors
Charles E. Harris (4)                                  Over $100,000
Kelly S. Kirkpatrick (5)                            $50,001 - $100,000
Lori D. Pressman (5)                                $50,001 - $100,000
==================================== ===========================================

(1)   Beneficial   ownership  has  been   determined  in  accordance  with  Rule
      16a-1(a)(2) of the 1934 Act.

(2)   The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

(3) The dollar ranges are based on the price of the equity securities as of March 14, 2006.

(4) Denotes an individual who is an "interested person" as defined in the 1940 Act.

(5) Denotes an individual who may be considered an "interested person" because of consulting work performed for us.

Board of Directors and Committees

      In 2005, there were seven meetings of the Board of Directors of the Company, and the full Board acted 13 times by unanimous written consent. No director attended fewer than 75 percent of the aggregate of Board of Directors' and applicable committee meetings on which each director served (during the periods that they so served).

      It is a policy of the Company that at least a portion of our directors are encouraged to attend annual meetings of shareholders. In 2005, all the directors attended the annual meeting.

      Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019. Such correspondence will be forwarded to the appropriate board member or members after screening to eliminate marketing and junk mail.

      The Company's Board of Directors currently has six committees comprised of the following members, all of whom except Mr. Harris are independent both under the rules of the NASD and for the purposes of the 1940 Act:

                                Board Committees

---------------------------- ------------------------- -------------------------

         Executive                    Audit                  Compensation
---------------------------- ------------------------- -------------------------

Charles E. Harris (1)        Dugald A. Fletcher (1)    James E. Roberts (1)
Dr. C. Wayne Bardin          Dr. Phillip A. Bauman     Dr. Phillip A. Bauman
G. Morgan Browne             G. Morgan Browne          Mark A. Parsells
James E. Roberts             James E. Roberts          Charles E. Ramsey
---------------------------- ------------------------- -------------------------

---------------------------- ------------------------ --------------------------
        Nominating                                      Independent Directors
                                    Valuation
---------------------------- ------------------------ --------------------------

Dr. C. Wayne Bardin (1)      Dugald A. Fletcher (1)   G. Morgan Browne (1)
Dr. Phillip A. Bauman        Dr. C. Wayne Bardin      Dr. C. Wayne Bardin
Mark A. Parsells             G. Morgan Browne         Dr. Phillip A. Bauman
Charles E. Ramsey            Mark A. Parsells         Dugald A. Fletcher
                             James E. Roberts         Mark A. Parsells
                                                      Charles E. Ramsey
                                                      James E. Roberts
---------------------------- ------------------------ --------------------------

(1) Denotes the Chairman of the Committee.

Executive Committee

      The Executive Committee meets from time to time between regular meetings of the Board of Directors and exercises the authority of the Board to the extent provided by law. The Executive Committee did not meet as a separate committee and did not act by unanimous written consent in 2005.

Audit Committee

      The Audit Committee (i) oversees all material aspects of our accounting and financial reporting processes, internal control and audit functions, (ii) monitors the independence and performance of our independent registered public accountants, (iii) provides a means for open communication among our independent registered public accountants, financial and senior management and the Board, and (iv) oversees compliance by us with legal and regulatory requirements.

      The Audit Committee operates pursuant to a written charter approved by our Board of Directors, which is attached hereto as Appendix A. The Audit Committee Charter sets out the responsibilities, authority and duties of the Audit Committee. The Audit Committee met five times and did not act by unanimous written consent in 2005.

Compensation Committee

      The Compensation Committee has the full power and authority of the Board with respect to all matters pertaining to the remuneration of our executive officers. The Compensation Committee met two times and acted by unanimous written consent six times in 2005.

Nominating Committee

      The Nominating Committee acts as an advisory committee to the Board by identifying individuals qualified to serve on the Board as directors and on committees of the Board, and to recommend that the Board select the Board nominees for the next annual meeting of shareholders. The Nominating Committee met one time in 2005 and acted by unanimous written consent one time in 2005.

      The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include:

      o The name of the shareholder and evidence of the person's ownership of shares of the Company, including the number of shares owned and the length of time of ownership;

      o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board; and

      o If requested by the Nominating committee, a completed and signed director's questionnaire.

      The shareholder recommendation and information described above must be sent to the Company's Corporate Secretary, c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019, and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Company's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

      The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have a reputation for honest and ethical conduct. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Nominating Committee also seeks to have the Board represent a diversity of experience. We do not pay any third party a fee to assist in the process of identifying and evaluating candidates. The Nominating Committee evaluates all candidates for the Board based on the above qualifications regardless of whether the candidate was nominated by an officer, Board member or shareholder.

      The Nominating Committee operates pursuant to a written charter approved by our Board of Directors. The Nominating Committee Charter sets out the responsibilities, authority and duties of the Nominating Committee. A current copy of the Nominating Committee Charter of the Company is available on our website
(www.tinytechvc.com/shareholder_information/Nominating_Committee_Charter.html).

Valuation Committee

      The Valuation Committee has the full power and authority of the Board in reviewing and approving the valuation of our securities for reporting purposes pursuant to our Valuation Procedures that were established and approved by the Board of Directors. The Valuation Committee met five times in 2005.

Independent Directors Committee

      The Independent Directors Committee has the responsibility of proposing corporate governance and long term planning matters to the Board of Directors, overseeing compliance and making the required determinations pursuant to the 1940 Act. All of the independent Directors are members of the committee. The Independent Directors Committee met three times in 2005.

Audit Committee Report

      Our Audit Committee presents the following report:

            The Audit Committee of the Company has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Company with management, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61, as amended,
      (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1, as amended, and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the past fiscal year.

          Dugald A. Fletcher (Chair)
          Dr. Phillip A. Bauman
          G. Morgan Browne
          James E. Roberts

Independent Registered Public Accounting Firm

      PricewaterhouseCoopers LLC ("PwC") has been selected as the independent registered public accounting firm by our Audit Committee and ratified by a majority of our Board, including a majority of the Independent Directors by vote cast in person, to audit the accounts of the Company for and during the
Company's fiscal year ending December 31, 2006, subject to shareholder ratification. We do not know of any direct or indirect financial interest of PwC in the Company.

      Representatives of PwC will not attend the Annual Meeting in person but will be available to respond to appropriate questions by telephone.

Audit Committee's Pre-Approval Policies

      Since March 2003, the Audit Committee of the Company has pre-approved all audit and non-audit services provided by PwC to us. The Audit Committee's Pre-Approval Policies and Procedures provide that the Audit Committee (or the Chairman pursuant to delegated authority) must pre-approve all auditing services and permitted non-audit services and that all such requests to provide services must be submitted to the Audit Committee or the Chairman, as the case may be, by both the independent auditor and the Chief Financial Officer.

Audit Fees

      The aggregate fees billed for professional services rendered by PwC, in connection with its annual audit of the Company's consolidated financial statements, reviews of the consolidated financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ended December 31, 2005, including $45,324 for the review of documents and matters associated with our 2005 public offering, were approximately $227,867; and for the fiscal year ended December 31, 2004, the aggregate audit fees, including $23,500 for the review of documents and matters associated with our 2004 public offering, were approximately $268,500.

Tax Fees

      The aggregate fees billed for professional services rendered by PwC for tax services for the fiscal year ended December 31, 2005, were approximately $18,000; and for the fiscal year ended December 31, 2004, they were approximately $18,000. The nature of the services was tax return preparation.

All Other Fees

      There were no fees for professional services rendered by PwC, other than the fees described above, during the fiscal years ended December 31, 2004 and December 31, 2005. The Audit Committee has determined that the provision of non-audit services that were provided during 2005 is compatible with maintaining PwC's independence in performing audit services for the Company.

Principal Shareholders and Ownership by Directors and Executive Officers

      Set forth below is information, as of March 14, 2006, with respect to the beneficial ownership of our common stock by (i) each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of the common stock, (ii) each of our directors and (iii) all of our directors and executive officers as a group. Except as otherwise indicated, to our knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners. The information in the table below is from publicly available information that may be as of dates earlier than March 14, 2006. At this time, we are unaware of any shareholder owning five percent or more of the outstanding shares of common stock other than Charles E. and Susan
T. Harris. Unless otherwise provided, the address of each holder is c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019.

 Name of Beneficial Owner                    Amount and Nature of   Percentage of Outstanding Common
                                             Beneficial Ownership        Shares Owned

Independent Directors:
  Dr. C. Wayne Bardin                               25,077(1)               *
  Dr. Phillip A. Bauman                             24,720(2)               *
  G. Morgan Browne                                  32,672                  *
  Dugald A. Fletcher                                17,654                  *
  Mark A. Parsells                                   2,413(3)               *
  Charles E. Ramsey                                 29,914                  *
  James E. Roberts                                  18,796                  *

Interested Directors:
  Charles E. and Susan T. Harris                 1,050,893(4)              5.1
  Kelly S. Kirkpatrick                               5,264                  *
  Lori D. Pressman                                   5,760                  *

Executive Officers:
  Alexei A. Andreev                                      0                  *
  Sandra M. Forman, Esq                                520(5)               *
  Douglas W. Jamison                                   645                  *
  Daniel V. Leff                                       300                  *

All directors and executive officers as
  a group (18 persons)                           1,213,415                5.85

----------------
* Less than 1%.

(1) Includes 5,441 shares owned by Bardin LLC for the Bardin LLC Profit-Sharing Keogh.
(2) Includes 9,081 shares owned jointly with Ms. Milbry C. Polk, Dr. Bauman's wife; 5,637 shares owned by Milbry C. Polk; 100 shares owned by Adelaide Polk-Bauman, Dr. Bauman's daughter; 100 shares owned by Milbry Polk-Bauman, Dr. Bauman's daughter; and 100 shares owned by Mary Polk-Bauman, Dr. Bauman's daughter. Ms. Milbry C. Polk is the custodian for the accounts of the three children.
(3)   All shares are owned jointly with Mr. Parsells's wife.
(4) Includes 1,039,559 shares owned by Mrs. Harris, our Corporate Secretary, and 11,334 shares owned by Mr. Harris.
(5) Includes 250 shares which are owned by Edward Forman, Ms. Forman's husband and 270 shares owned jointly with Edward Forman.

Executive Officers

      Our executive officers who are not directors are set forth below. Information relating to our executive officers who are directors is set forth under "Election of Directors - Nominees." Our executive officers are elected to serve until they resign or are removed, or are otherwise disqualified to serve, or until their successors are elected and qualified.

      Douglas W. Jamison. Mr. Jamison, age 36, has served as President, Chief Financial Officer and Chief Operating Officer since January 1, 2005, Treasurer since March 2005 and as a Managing Director since January 2004. Since January 2005, he has been President and a Director of Harris & Harris Enterprises, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc., and was a Vice President of the Company from September 2002 through December 2004. He is a director of Chlorogen, Inc, Evolved Nanomaterial Sciences, Inc., NanoOpto Corporation and of Nextreme Thermal Solutions, Inc., privately held nanotechnology-enabled companies in which we have an investment. He is Co-Editor-in-Chief of "Nanotechnology Law & Business." He is Co-Chair of the Advisory Board, Converging Technology Bar Association, a member of the University of Pennsylvania Nano-Bio Interface Ethics Advisory Board, and a
member of the Advisory Board, Massachusetts Technology Collaborative Nanotechnology Venture Forum. His professional societies include the Association of University Technology Managers, for which he serves on its Survey Statistics and Metrics Committee. Prior to joining us, he worked as a senior technology manager at the University of Utah Technology Transfer Office, where he managed intellectual property in physics, chemistry and the engineering sciences from 1997 to 2002. He was graduated from Dartmouth College (B.A.) and the University of Utah (M.S.).

      Daniel V. Leff. Mr. Leff, age 37, has served as an Executive Vice President and a Managing Director since January 2004. Prior to joining us, he was a Senior Associate with Sevin Rosen Funds in the firm's Dallas, Texas office, where he focused on early-stage investment opportunities in semiconductors, components, and various emerging technology areas from 2001 to 2003. Previously he worked for Redpoint Ventures in the firm's Los Angeles office from 2000 to 2001. In addition, he previously held engineering, marketing and strategic investment positions with Intel Corporation from 1997 to 2000. He is a director of Nanomix, Inc., and CSwitch, Inc., privately held nanotechnology-enabled companies in which we have an investment. He received his Ph.D. degree in Physical Chemistry from UCLA's Department of Chemistry and Biochemistry, where his thesis advisor was Professor James R. Heath (recipient of the 2000 Feynman Prize in Nanotechnology). He also received a B.S. in Chemistry from the University of California, Berkeley and an M.B.A. from The Anderson School at UCLA, where he was an Anderson Venture Fellow. He has published several articles in peer-reviewed scientific journals and has been awarded two patents in the field of Nanotechnology. He is also a member of the advisory board of The NanoBusiness Alliance.

      Alexei A. Andreev. Mr. Andreev, age 34, joined us in March 2005, as an Executive Vice President and as a Managing Director. From 2002 to March 2005, he was an Associate with Draper Fisher Jurvetson, a venture capital firm. In 2001, he was a Summer Associate with TLcom Capital Partners, a London-based venture capital fund backed by Morgan Stanley. From 1997 to 2000, he was employed by Renaissance Capital Group/Sputnik Funds, a private equity fund in Moscow, Russia. Previously, he was a researcher at the Centre of Nanotechnology, Isan, in Troitsk, Russia. He is a director of the American Business Association of Russian Expatriates. He was graduated with a B.S. with honors in Engineering/Material Sciences and a Ph.D. in Solid State Physics from Moscow Steel and Alloys Institute and with an M.B.A. from the Stanford Graduate School of Business.

      Sandra Matrick Forman, Esq. Ms. Forman, age 40, has served as General Counsel, Chief Compliance Officer and Director of Human Resources since August 2004. Prior to joining us, she was an Associate at Skadden, Arps, Slate, Meagher & Flom LLP, in the Investment Management Group, from 2001 to 2004. From May to August 2000, she was a summer associate with Latham & Watkins LLP in its London office. Ms. Forman served as an intern from August to December 2000 in the office of the General Counsel, United States Department of Defense, Office of the Secretary of Defense. From June to August 1999, she served as an intern for the Honorable Ronald S. Lew, United States Federal District Court, Central District of California. She was graduated from New York University (B.A.), where her honors included National Journalism Honor Society, and from the University of California Los Angeles (J.D.), where her honors included Order of the Coif and membership on the Law Review.

      Daniel B. Wolfe. Mr. Wolfe, age 29, has served as a Vice President since July 2004. He has served as Senior Associate since January 2006. He is a director of Evolved Nanomaterial Sciences, Inc., a privately held nanotechnology-enabled company in which we have an investment. Prior to joining us, he served as a consultant to Nanosys, Inc. (from 2002 to 2004), CW Group (from 2001 to 2004) and Bioscale, Inc. (from January 2004 to June 2004). From February 2000 to January 2002, he was the Co-founder and President of Scientific Venture Assessments, Inc., a provider of scientific analysis of prospective investments for venture capital placements and of scientific expertise to high-technology companies. Mr. Wolfe was graduated from Rice University (B.A., Chemistry), where his honors included the Zevi and Bertha Salsburg Memorial Award in Chemistry and the Presidential Honor Roll, and from Harvard University (Ph.D., Chemistry), where he was an NSF Predoctoral Fellow.

      Patricia  N.  Egan.  Ms.  Egan,  age 31,  has  served as Chief  Accounting
Officer, Vice President, Senior Controller since June 2005. She served as Assistant Secretary from June 2005 to December 2005. Prior to joining us, she served as a Manager at PricewaterhouseCoopers LLP in its financial services group from 1996 to 2005. Ms. Egan was graduated from Georgetown University (B.S., Accounting), where her honors included the Othmar F. Winkler Award for Excellence in Community Service. She is a Certified Public Accountant.

      Mary P. Brady. Ms. Brady, age 44, has served as Vice President, Controller and Assistant Secretary since December 2005. Prior to joining us, she served as a senior accountant at Clarendon Insurance Company in its program accounting group from 2003 through 2005. She served from 2000 to 2003 as a senior associate at PricewaterhouseCoopers LLP in its financial services group. Ms. Brady was graduated Summa Cum Laude from Lehman College (B.S., Accounting). She is a Certified Public Accountant.

      Susan T. Harris. Ms. Harris, age 61, has served as our Secretary since July 2001. She was employed by Harris & Harris Enterprises, Inc., our wholly owned subsidiary, from July 1999 to July 2003, working primarily in financial public relations, and from July 2001 to July 2003, she served as its Secretary and Treasurer. She has been an investor relations consultant since 1972, operating as a sole proprietor prior to 1999, and again from July 2003 to the present. She was graduated from Wellesley College (B.A., Economics). Ms. Harris's husband serves as the Chairman, Chief Executive Officer and a Managing Director of the Company.

Remuneration of Chief Executive Officer and Other Executive Officers

         The following table sets forth a summary for the last fiscal year of the cash and non-cash compensation awarded to, earned by, or paid to our Chief Executive Officer and our four most highly compensated officers.

                                   ====================================================================================
                                                                       Annual Compensation
---------------------------------- ------------------------------------------------------------------------------------
            Name and                                                     Other Annual      All Other        Aggregate
       Principal Position               Year     Salary          Bonus   Compensation     Compensation     Compensation
                                                  ($)            ($)(1)    ($)(2)            ($)(3)           ($)
----------------------------------    -------   --------      ---------  ----------        ---------      -------------

Charles E.  Harris                      2005     235,609      1,107,088      76,145          261,889        1,680,731
Chairman of the Board,                  2004     229,778              0      42,193          245,778          517,749
Chief Executive Officer(4)(5)           2003     224,567              0      43,006          318,296          585,869

Douglas W. Jamison                      2005     250,000        165,308           0           14,000          429,308
President, Chief Operating              2004     153,183              0           0           13,000          166,183
Officer & Chief Financial               2003     137,182              0           0           12,000          149,182
Officer, Former Vice President

Daniel V. Leff                          2005     250,000        153,514           0           14,000          417,514
Executive Vice President                2004     228,667              0           0           13,000          241,667

Alexei A. Andreev                       2005     187,500(6)     106,770           0           11,520          305,790
Executive Vice President

Sandra M. Forman, Esq                   2005     175,000         62,685           0           14,000          251,685
General Counsel & Chief                 2004      66,667(7)      16,500           0            7,587           90,754
Compliance Officer
==================================   =======   =========      =========   =========        =========        =========

(1) These amounts represent the actual amounts earned as a result of realized gains during the year ended December 31, 2005, and paid out in 2006, under the Harris & Harris Group Employee Profit-Sharing Plan. You may find more information on our Employee Profit-Sharing Plan under Incentive Compensation Plans. The amount shown for Mr. Andreev includes a $35,000 signing bonus. For 2004, the amount shown for Ms. Forman represents a signing bonus.

(2) Other than Mr. Harris, amounts of "Other Annual Compensation" earned by the named executive officers for the periods presented did not meet the threshold reporting requirements. The amounts reported for Mr. Harris represent benefits including personal use of an automobile and garage, membership in a private club, membership in a health club and use of a trainer, medical care reimbursement, consultation with a financial planner, long-term disability insurance, group term life insurance and long-term care insurance for him and his wife.

(3) Except for Mr. Harris, amounts reported represent our contributions on behalf of the named executive to the Harris & Harris Group, Inc. 401(k) Plan. Mr. Harris's "All Other Compensation" consists of: $18,000 401(k) Plan employer contribution, $235,609 for his 2005 SERP contribution and $8,280 for a term life insurance premium paid. In 2005, Mr. Harris received a $125,000 distribution from his SERP account.

(4)   Mr. Harris has an employment agreement with us.

(5) In 2005 and 2004, Mr. Harris's wife received compensation of $19,000 and $17,000, respectively for serving as our Secretary. Additionally, she was employed by a subsidiary in 2003 and earned salary and all other compensation of $9,522.

(6)   Commenced employment March 31, 2005.

(7)   Commenced employment August 1, 2004.

Incentive Compensation Plans

      As of January 1, 2003, we implemented an Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which we refer to as the 2002 Plan. This section describes only the operation of the 2002 plan, which was the plan in operation for 2005. On March 23 2006, our Board of Directors terminated the 2002 Plan and established the Harris & Harris Group, Inc. 2006 Equity Incentive Plan, both subject to shareholder approval of Proposal 4 in this Proxy Statement.

      The 2002 Plan (and its predecessor) provides for profit sharing for our officers and employees equal to 20 percent of our "qualifying income" for that plan year. For the purposes of the 2002 Plan, qualifying income is defined as net realized income as reflected on our consolidated statements of operations for that year (excluding the profit-sharing expense), less nonqualifying gains, if any.

      For purposes of the 2002 Plan, our net realized income includes investment income, realized gains and losses, and operating expenses (including taxes paid or payable by us), but is calculated without including dividends paid or distributions made to shareholders, payments under the Plan, unrealized gains and losses, and loss carry-overs from other years, which net realized income we refer to as qualifying income. The proportion of net after-tax realized gains attributable to asset values as of September 30, 1997, is considered nonqualifying gain, which reduces qualifying income. As soon as practicable following the end of the year, the Compensation Committee determines whether, and if so how much, qualifying income exists for a plan year. Ninety percent of the amount determined by the Compensation Committee is then paid out to Plan participants pursuant to the distribution percentages set forth in the 2002 Plan. The remaining 10 percent is paid out after we have filed our federal tax return for that plan year.

      On October 15, 2002, our shareholders approved the performance goals under the 2002 Plan in accordance with Section 162(m) of the Code, effective as of January 1, 2003. The Code generally provides that a public company such as we are may not deduct compensation paid to its chief executive officer or to any of its four most highly compensated officers to the extent that the compensation paid to the officer/employee exceeds $1,000,000 in any tax year, unless payment is made upon the attainment of objective performance goals that are approved by our shareholders.

      Under the 2002 Plan, awards previously granted to the four individuals who were participants at that time (Charles Harris, Mel Melsheimer, Helene Shavin and Jacqueline Matthews, herein referred to as the "grandfathered participants") were reduced by 10 percent with respect to "Non-Tiny Technology Investments" (as defined in the 2002 Plan) and by 25 percent with respect to "Tiny Technology Investments" (as defined in the 2002 Plan), and these reduced awards became permanent. We refer to these reduced awards as "grandfathered participations." Grandfathered participations include only investments made prior to the time the 2002 Plan was adopted and do not affect awards relating to any investments made after that date. The amount by which the awards of the grandfathered participants are reduced are allocable and reallocable each year by the Compensation Committee among current and new participants as awards under the 2002 Plan. The grandfathered participations will be honored by us whether or not the grandfathered participant is still employed by us or is still alive (in the event of death, the grandfathered participations will be paid to the grandfathered participant's estate), unless the grandfathered participant is dismissed for cause, in which case all future awards, including the grandfathered participations, will be immediately cancelled and forfeited. With regard to new investments and follow-on investments made after January 1, 2003, both current and new participants are required to be employed by us at the end of a plan year in order to participate in profit-sharing on our investments with respect to that year.

      Notwithstanding any provisions of the 2002 Plan, in no event may the aggregate amount of all awards payable for any Plan Year during which we remain a "business development company" within the meaning of the 1940 Act be greater than 20 percent of our "net income after taxes" within the meaning of Section 57(n)(1)(B) of the 1940 Act. In the event the awards as calculated exceed that amount, the 2002 Plan requires that the awards be reduced on a pro rata basis.

      The 2002 Plan may be modified, amended or terminated by the Compensation Committee at any time. Notwithstanding the foregoing, the grandfathered participations may not be further modified or amended. Nothing in the 2002 Plan precludes the Compensation Committee from naming additional participants in the 2002 Plan or, except for grandfathered participations, changing the Award Percentage of any Participant (subject to the overall percentage limitations contained in the 2002 Plan). In one case, for a former employee who left on July 27, 2001, any amount earned will be accrued and may subsequently be paid to the participant.

      At December 31, 2005, under the 2002 Plan, the distribution amounts for non-grandfathered investments for each officer and employee were: Charles E. Harris, 8.43 percent; Douglas W. Jamison, 4.06 percent; Daniel V. Leff, 3.77 percent; Sandra M. Forman, 1.62 percent; Daniel B. Wolfe, 1.62 percent; and Jacqueline M. Matthews, 0.50 percent, which together equal 20 percent.

      The grandfathered participations are set forth below:

                                           Grandfathered Participations
                                  ----------------------------------------------
Name of Officer/Employee          Non-Tiny Technology (%)    Tiny Technology (%)
------------------------          -----------------------    -------------------
Charles E. Harris                        12.41100                   10.34250
Mel P. Melsheimer                         3.80970                    3.17475
Helene B. Shavin                          1.37160                    1.14300
Jacqueline M. Matthews                    0.40770                    0.33975
                                        ---------                  ---------
TOTAL                                    18.00000                   15.00000
                                         ========                   ========

      Accordingly, an additional two percent of qualifying income with respect to grandfathered Non-Tiny Technology Investments, five percent of qualifying income with respect to grandfathered Tiny Technology Investments and the full 20 percent of qualifying income with respect to non-grandfathered investments is available for allocation and reallocation from year to year.

      At December 31, 2005, Douglas W. Jamison, Daniel V. Leff, Sandra M. Forman and Daniel B. Wolfe were allocated 0.7329229 percent, 0.6807388 percent,
0.2931692 percent and 0.2931692 percent, respectively, of the Non-Tiny Technology Grandfathered Participations and 1.8323072 percent, 1.701847 percent,
0.7329229 percent and 0.7329229 percent, respectively, of the Tiny Technology Grandfathered Participations.

      We perform a calculation each quarter to determine the accrual for profit-sharing. We calculate 20 percent of qualifying income (i.e., net realized income after taxes) pursuant to the terms of the 2002 Plan and estimate the amount of additional qualifying income, if any, that would result from selling all the portfolio investments that are valued above cost (i.e., that are in an unrealized appreciation position). Although the accrual will fluctuate as a result of changes in qualifying income and changes in unrealized appreciation, payments are only made to the extent that qualifying income exists. At December 31, 2005, we had $2,107,858, and at December 31, 2004, we had $311,594, accrued for profit sharing. On March 1, 2006, the Company paid $1,897,072 to the plan participants (employees and former employees), which represents 90 percent of the total estimated profit-sharing payment. The balance is expected to be paid in September 2006.

401(k) Plan

      As of January 1, 1989, we adopted an employee benefits program covering substantially all of our employees under a 401(k) Plan and Trust Agreement. As of January 1, 1999, we adopted the Harris & Harris Pension Plan and Trust, a money purchase plan that would allow us to stay compliant with the 401(k) top-heavy regulations and deduction limitation regulations. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001, which has increased the deduction limits for plans such as the 401(k) Plan. This Act eliminated the need for us to maintain two separate plans. Effective December 31, 2001, the Pension Plan merged into the 401(k) Plan, with the 401(k) Plan being the surviving plan. Matching contributions to the plan are at the discretion of the Compensation Committee. During 2005, matching contributions to the plan charged to operations were approximately $119,360.

Retirement Healthcare Benefit Plan

      On June 30, 1994, we adopted a plan to provide medical and dental insurance for retirees, their spouses and dependents who, at the time of their retirement, have 10 years of service with us and have attained 50 years of age or have attained 45 years of age and have 15 years of service with us. On February 10, 1997, we amended this plan to include employees who "have seven full years of service and have attained 58 years of age." On November 3, 2005, we amended this plan to reverse the 1997 amendment for future retirees and to remove dependants other than spouses from the plan. The coverage is secondary to any government or subsequent employer provided health insurance plans. The annual premium cost to us with respect to the entitled retiree shall not exceed $12,000, subject to an index for inflation. Based upon actuarial estimates, we provided an original reserve of $176,520 that was charged to operations for the period ending June 30, 1994. As of December 31, 2005, we had a reserve of $685,600 for the plan.

Executive Mandatory Retirement Plan

On March 20, 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish the Executive Mandatory Retirement Benefit Plan for individuals who are employed by us in a bona fide executive or high policy making position. There are currently three such individuals that qualify under the plan, Charles E. Harris, the Chairman and Chief Executive Officer, Douglas W. Jamison, the President, Chief Operating Officer and Chief Financial Officer and Mel P. Melsheimer, the former President, Chief Operating Officer and Chief Financial Officer. Under this plan, mandatory retirement will take place effective December 31 of the year in which the eligible individuals attain the age of 65. On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine to postpone the mandatory retirement date for that individual for one additional year for our benefit.

      Under applicable law prohibiting discrimination in employment on the basis of age, we can impose a mandatory retirement age of 65 for our executives or employees in high policy-making positions only if each employee subject to the mandatory retirement age is entitled to an immediate retirement benefit at retirement age of at least $44,000 per year. The benefits payable at retirement to Mr. Harris and Mr. Melsheimer under our existing retirement plans do not equal this threshold. A plan was established to provide the difference between the benefit required under the age discrimination laws and that provided under our existing plans. The total expense to us of providing the benefit under this new plan is currently estimated to be $50,547 as it relates to Mr. Harris, and $231,109 as it relates to Mr. Melsheimer. Currently, there is no accrual for Mr. Jamison. On December 31, 2004, Mr. Melsheimer retired pursuant to the mandatory retirement plan. Under the mandatory retirement plan, he will receive an annual benefit of $22,915, the difference between the benefit required under the age discrimination laws and that provided under our existing plans. The estimated annual benefit for Mr. Harris upon his retirement is $11,543.

Employment Agreement

      On October 19, 1999, Charles E. Harris signed an Employment Agreement with us (the "Employment Agreement"), which superseded an employment agreement that was about to expire on December 31, 1999. The Employment Agreement expires on December 31, 2004 ("Term"); provided, on January 1, 2000 and on each day thereafter, the Term extends automatically by one day, unless at any time we or Mr. Harris, by written notice, decide not to extend the Term, in which case the Term will expire five years from the date of the written notice. On October 14, 2004, Mr. Harris entered into an Amended and Restated Employment Agreement (the "Amended Employment Agreement") for the purpose of changing the termination date to be consistent with the date in the Executive Mandatory Retirement Benefit Plan. The Amended Employment Agreement provides that the Term of Mr. Harris's employment may not be extended beyond December 31, 2008, the mandatory retirement date pursuant to the Executive Mandatory Retirement Benefit Plan, unless a committee of the Board consisting of non-interested Directors extends the date by one year pursuant to the plan, and Mr. Harris agrees to serve beyond December 31, 2008.

      During the period of employment, Mr. Harris shall serve as our Chairman and Chief Executive Officer; be responsible for our general management of the affairs of the Company and all its subsidiaries, reporting directly to our Board of Directors; serve as a member of the Board for the period of which he is and shall from time to time be elected or reelected; and serve, if elected, as an officer and director of any subsidiary or affiliate of the Company.

      Mr. Harris is to receive compensation under his Employment Agreement in the form of base salary, with automatic yearly adjustments to reflect inflation, which amounted to $235,609 for 2005. In addition, the Board may increase such salary, and consequently decrease it, but not below the level provided for by the automatic adjustments described above. For 2006, the Compensation Committee increased Mr. Harris's base salary to $300,000. Mr. Harris is also entitled to participate in our Profit-Sharing Plan as well as in all compensation or employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments for which salaried employees are eligible. Under the Amended Employment Agreement, we furnish Mr. Harris with certain perquisites which include a company car, a personal trainer, membership in certain clubs and up to a $5,000 annual reimbursement for personal, financial or tax advice, adjusted for inflation.

      The Amended Employment Agreement provides Mr. Harris with life insurance for the benefit of his designated beneficiaries in the amount of $2,000,000; provides reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the contract; and provides Mr. Harris and his spouse with long-term care insurance and with disability insurance in the amount of 100 percent of his base salary. These benefits are for the term of the Amended Employment Agreement.

      The Amended Employment Agreement provides severance pay in the event of termination without cause or by constructive discharge and also provides for certain death benefits payable to the surviving spouse equal to the executive's base salary for a period of two years.

      In addition, Mr. Harris is entitled to receive severance pay pursuant to the severance compensation agreement that he entered into with us, effective August 15, 1990. The severance compensation agreement provides that if, following a change in our control, as defined in the agreement, his employment is terminated by us without cause or by him within one year of such change in control, he shall be entitled to receive compensation in a lump sum payment equal to 2.99 times his average annualized compensation and payment of other welfare benefits. If Mr. Harris's termination is without cause or is a constructive discharge, the amount payable under the Amended Employment Agreement will be reduced by the amounts paid pursuant to the severance compensation agreement.

SERP

      The Amended Employment Agreement provides that we adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris. Under the SERP, we will cause an amount equal to one-twelfth of Mr. Harris's current base salary to be credited each month (a "Monthly Credit") to a special account maintained for this purpose on our books for the benefit of Mr. Harris (the "SERP Account"). The amounts credited to the SERP Account will be deemed invested or reinvested in such investments as determined by Mr. Harris. The SERP Account is credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments. Mr. Harris's benefit under the SERP equals the balance in the SERP Account and such benefit will always be 100 percent vested (i.e., not forfeitable). In 2005, Mr. Harris received a $125,000 distribution from the SERP Account. The balance in the SERP Account will be distributed to Mr. Harris in a lump sum on December 31, 2008; provided, however, in the event of the termination of Mr. Harris's employment, the balance in the SERP Account will be distributed to Mr. Harris or his beneficiary, as the case may be, in a lump-sum payment within 30 days of such termination. We have established a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by us under the SERP, which amounted to $1,730,434 at December 31. 2005. The restricted funds for the SERP Plan total $1,730,434 at December 31, 2005. Mr. Harris's rights to benefits pursuant to this SERP will be no greater than those of a general creditor of the Company.

Remuneration of Directors

      The following table sets forth the compensation paid by us for the fiscal year ended December 31, 2005, to our directors. During the fiscal year ended December 31, 2005, we did not pay any pension or retirement benefits to directors.

                                               Total Compensation Paid to
Name of Director                                    Directors ($)
----------------------                         ---------------------------
Independent Directors:
Dr. C. Wayne Bardin                                      28,500
Dr. Phillip A. Bauman                                    31,500
G. Morgan Browne(1)                                      40,941
Dugald A. Fletcher                                       40,500
Mark A. Parsells(2)                                      37,463
Charles E. Ramsey                                        28,500
James E. Roberts                                         39,000

Interested Directors:
Kelly S. Kirkpatrick(3)                                  29,278
Lori D. Pressman(4)                                      93,854
Charles E. Harris(5)                                          0

--------------------

(1) Includes $441 for reimbursement for travel expenses to attend board meetings.

(2) Includes $1,463 for reimbursement for travel expenses to attend board meetings.

(3) Includes $2,278 for reimbursement for travel expenses to attend board meetings and $0 for consulting services. Ms. Kirkpatrick may be considered an "interested person" because of consulting work performed for us in previous years.

(4) Includes $2,192 for reimbursement for travel expenses to attend board meetings and $66,162 for consulting services. Ms. Pressman may be considered an "interested person" because of consulting work performed for us.

(5) Mr. Harris is an "interested person" as defined in the 1940 Act. He is not compensated directly for his services as a director of the Company.

      In 2006, the directors who are not officers will receive $1,500 for each meeting of the Board of Directors and $1,500 for each committee meeting they attend, in addition to a monthly retainer of $750. We also reimburse our directors for travel, lodging and related expenses they incur in attending board and committee meetings. The total compensation and reimbursement for expenses paid to all directors in 2005 was $303,374.

      The Board of Directors has adopted a policy that 50 percent of all director fees must be used to purchase our common stock. In 2005, the directors bought 9,985 shares in the open market pursuant to this policy.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10 percent of our common stock, to file reports (including a year-end report) of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of all reports filed.

      Based solely on a review of the forms furnished to us, or written representations from certain reporting persons, we believe that all persons who were subject to Section 16(a) in 2005 complied with the filing requirements.

              SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

                                (Proposal No. 2)

      PricewaterhouseCoopers LLP ("PwC") has been selected as the independent registered public accounting firm by our Audit Committee and ratified by a majority of our Board, including a majority of the independent directors by vote cast in person, to audit the accounts of the Company for and during the Company's fiscal year ending December 31, 2006. This selection is subject to ratification or rejection by the stockholders of the Company. The Company knows of no direct or indirect financial interest of PwC in the Company.

      Representatives of PwC will not attend the Annual Meeting in person but will be available to respond to appropriate questions by telephone.

      Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                  SALE OF RIGHTS TO PURCHASE COMMON STOCK AT NOT
                  LESS THAN THE GREATER OF THE MARKET VALUE OR THE NET ASSET VALUE PER SHARE AT THE TIME OF ISSUANCE

                                (Proposal No. 3)

Proposal

      During the coming year, the Board of Directors believes it would be in our best interest to have the ability to offer long-term rights (which may be accompanied by or be part of other securities -- e.g., convertible debt, convertible preferred securities, warrants and debt securities or warrants and preferred securities) to purchase common stock at an exercise price that will not be less than the greater of the market value or the net asset value per share at the time of issuance of such long-term rights. For example, if the securities are priced for issuance on June 30 and at that time the net asset value per share is $5.00 and the market price is $10.00, the exercise price will not be less than $10.00, subject to anti-dilution adjustments. Section 61(a) of the 1940 Act permits a business development company such as us to sell such securities on such terms (and to issue shares of common stock upon their exercise) only if several conditions are satisfied. Specifically, such proposal must be approved by a majority of the Board of Directors who have no financial interest in the transaction and a majority of the independent directors, and shareholders of the issuer within 12 months prior to sale. In addition, a majority of the issuer's independent directors must determine in good faith that the issuance of such securities is in the best interests of the Company and our shareholders and that the price at which such rights or other securities are to be sold (which refers to the exercise or conversion price in the case of rights such as warrants, options or conversion rights) is not less than a price which closely approximates the market value for the underlying shares of common stock at the time of issuance of such rights or other securities. Finally, the long-term rights or other securities outstanding at any particular time may not be exercisable or convertible for more than 25% of the common stock outstanding at that time. The subsequent issuance of shares upon exercise of properly authorized rights is permitted without regard to net asset value or market value at the time of exercise. As our Board of Directors has done each year since 2002, it has approved and recommends to the shareholders for their approval a proposal authorizing us, over the next year, to issue long-term rights to purchase common stock (subject to the 25% limitation stated above) at exercise prices that will not be less than the greater of the market value or the net asset value per share at the time of issuance of such rights. Upon obtaining the requisite shareholder approval, we will comply with the foregoing requirements in connection with any financing undertaken pursuant to this proposal. See below for a discussion of the risks of dilution and leverage.

      We may determine to issue such rights and/or other securities in a registered public offering or may issue them in a private placement either with or without an obligation to seek to register their resale at the request of the holders. We may also determine to use an underwriter or placement agent to assist in selling such securities if we conclude that doing so would assist in marketing such securities on favorable terms.

Reasons for the Proposal

      Management and the Board of Directors have determined that it would be advantageous to us to have the ability to sell, either alone or as part of another security, warrants, options or rights to purchase common stock in connection with our financing and capital raising activities. This ability may give us a cost-effective way to raise capital. Our Board of Directors has determined that it would be in the best interest of the Company and our shareholders to be in a position to increase our assets so that we may be in a better position to be a lead investor more often, to make follow-on investments and take advantage of attractive new investment opportunities in tiny technology, including nanotechnology, microsystems and microelectromechanical systems (MEMS), augment working capital, increase the diversification of our portfolio and achieve other net benefits to us. We believe that our prior investment and expertise in the tiny technology sector are likely to lead to several attractive investment opportunities in the tiny technology sector becoming available to us over the next one to two years. We do not have any current plans to issue rights or other securities and would determine to do so only after reviewing the pace at which we are investing the proceeds of our recent stock offerings and the level and attractiveness of investment opportunities becoming available.

      The Board also believes that increasing our assets will lower our expense ratio by spreading our fixed costs over a larger asset base. The issuance of additional common stock resulting from the exercise might also enhance the liquidity of our common stock on the Nasdaq National Market.

      Although we are permitted without shareholder approval to engage in rights offerings to our existing shareholders of short-term rights to purchase common stock at less than net asset value per share, these offerings must either be non-transferable, in which case shareholders who decide not to participate will have no means of capturing any portion of the value of the right to acquire shares at a discount, or, if they involve transferable rights, must be limited in frequency and size in such a manner that we can increase our capital base in any particular year by only approximately 25 percent less the effect of the discount. In addition, offerings of transferable rights for which the exercise price is at a discount to net asset value may be made only once per year. In 2002, we made such a transferable rights offering.

      We believe that the investment opportunities in tiny technology over the coming year are likely to be sufficient to justify raising capital should we choose to do so. Any such decision to raise capital would take into account likely investment opportunities and liquid assets on hand, including possible sale of freely marketable corporate securities. Inasmuch as the Board of Directors believes that it would not be in the best interests of shareholders for us to engage in large scale nontransferable rights offerings at a discount, it believes that the proposal is an attractive way to give us additional flexibility over and above the limited amount that can be raised in any year without shareholder approval through short-term transferable rights offerings to take advantage of investment opportunities that may arise over the next one or two years.

      The Board of Directors has approved and is seeking shareholder approval of the proposal described above to sell, either alone or as part of another security, warrants, options or rights to purchase common stock. The final terms of any such sale, including price, terms, and vesting requirements, would be determined by the Board of Directors at the time of issuance of the rights. Also, the nature and amount of consideration that would be received by us at the time of issuance and the use of any such consideration would be considered and approved by the Board of Directors at the time of issuance. Any such issuance may be made pursuant to either a registered or non-registered offering, as determined by the Board of Directors in an appropriate manner prior to the time of issuance. Any such sale would be anticipated to result in a potential increase in the number of outstanding shares of common stock. The long-term rights or other securities outstanding at any particular time may not be exercisable or convertible for more than 25% of the common stock outstanding at that time.

Dilution

      Any such sale, other than to existing shareholders, would be potentially dilutive to the voting power of existing shareholders and could be dilutive with regard to dividends and other economic aspects of the common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted. In addition, because the exercise price per share at the time of exercise could well be less than the net asset value per share at the time of exercise and because we could well incur expenses in connection with any such sale, such exercise could result in a dilution of net asset value per share at the time of exercise for all shareholders. Such dilution would disproportionately affect shareholders who own less than their proportional share of such rights.

Leverage

      Any long-term rights issued may be accompanied by or be part of other securities, including convertible debt or convertible preferred securities. If we issue convertible debt or convertible preferred securities or debt or preferred securities accompanied by long-term rights, such issuance would result in the use of leverage by us and would require us to make periodic interest or dividend payments. The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the proceeds of such convertible securities are greater than the cost of leverage, our return on the shares will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to us will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Also, the cost of interest or dividend payments on any debt or preferred securities issued will be borne by the common shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                 APPROVAL OF THE COMPANY'S EQUITY INCENTIVE PLAN

                                (Proposal No. 4)

Proposal

      On March 23 2006, Board of Directors of the Company voted to terminate the Profit Sharing Plan (see "Reasons for the Proposal" below) and established the Harris & Harris Group, Inc. 2006 Equity Incentive Plan (the "Stock Plan"), both subject to shareholder approval of this Proposal. The Stock Plan provides for the grant of equity-based awards, including restricted stock and stock options to our directors, officers and other employees, advisors and consultants who are selected by our Compensation Committee for participation in the plan and subject to compliance with the 1940 Act. If the Securities and Exchange Commission provides exemptive relief to that effect, our Compensation Committee may also authorize awards under the Stock Plan to selected former employees of the Company.

      The Stock Plan was adopted to encourage stock ownership in the Company by eligible participants, thus giving them a proprietary interest in the Company's performance, to reward performance, to provide a means to attract and retain persons of outstanding ability to the service of the Company, to more successfully compete with private sector venture capital firms to hire and retain personnel and to retain and add to the cash in the Company. The Stock Plan is attached to this Proxy Statement as Appendix B.

      The Company's Board of Directors and its Compensation Committee, which consists entirely of directors who are not employees of the Company, believe that in light of the Company's development, stock-based incentive compensation, particularly the award of stock options and restricted stock, should be used instead of our existing profit-sharing plan. Stock-based compensation advances the interests of the Company by providing substantial motivation for superior performance and more fully aligning the interests of officers and directors with the interests of the shareholders.

      Business development companies that do not maintain a profit-sharing plan are permitted under the 1940 Act to issue to officers and employees (and to non-officer/employee directors, with exemptive relief) options, warrants or rights to purchase voting securities pursuant to an executive compensation plan, if:

      o The options, warrants or rights expire by their terms within 10 years;
      o The options, warrants or rights are not separately transferable unless no class of such options, warrants or rights and the securities that accompany them have been publicly distributed;
      o The exercise or conversion price is not less than the current market value at the date of issuance (or if no market value exists, the current net asset value of the voting securities); and
      o The proposal to issue the securities is approved by the shareholders of the business development company.

      The Company intends to apply for exemptive relief from the Securities and Exchange Commission permitting the Company to issue restricted stock pursuant to the Stock Plan, to permit the exercise price of the options to be adjusted to reflect any taxes paid by the Company on behalf of shareholders when it designates deemed dividends of its long-term gains, to be able to include certain former employees in the Stock Plan who were grandfathered participants in the profit-sharing plan before it was terminated and to permit non-employee directors to participate in the plan. Until such time as the Company receives such exemptive relief, the Company will not issue any shares of restricted stock, the exercise price on options will not be adjusted to reflect any taxes paid on behalf of shareholders; and former employees and our non-employee directors will not participate in the Option Plan.

      We are submitting the Stock Plan to our shareholders for approval in order to comply with the 1940 Act and NASD listing rules, in order to exempt grants under the plan for purposes of Rule 16b under the Exchange Act, and so that awards under the plan intended to qualify as "performance based compensation" under Section 162(m) of the Code may so qualify.

      The plan will be administered by our Compensation Committee, which has the authority, among other things, to determine who will be granted awards and all of the terms and conditions of the awards, including but not limited to the effect of a change in control of the Company on those awards. The Compensation Committee is also authorized to determine to what extent an award may be settled, cancelled, forfeited or surrendered, to interpret the plan and any awards granted under the plan and to make all other determinations necessary or advisable for the administration of the plan. Where the vesting or payment of an award under the plan is subject to the attainment of performance goals, the Compensation Committee will be responsible for determining that the performance goals have been attained. Neither the Compensation Committee nor our Board of Directors has the authority under the plan to reprice, or to cancel and re-grant, any stock option granted under the plan, or to take any action that would lower the exercise, base or purchase price of any award granted under the plan without first obtaining the approval of our shareholders. In addition, no award may be granted under the plan if the grant of the award would cause the Company to fail to comply with the 1940 Act.

Reasons for the Proposal

      As of January 1, 2000, the Company implemented the Harris & Harris Group, Inc. Employee Profit-Sharing Plan, which provides for profit sharing by its officers and employees up to a maximum of 20 percent of the net realized income of the Company as reflected on the consolidated statements of operations of the Company for such year, less the nonqualifying gain, if any. Section 57(n) of the 1940 Act prohibits the Company from paying profit sharing in an amount that exceeds "net income after taxes."

      Thus, when the Company chooses to retain its net realized long-term capital gains for reinvestment for growth and declares a deemed dividend, rather than distribute such gains as a cash dividend, the taxes paid by the Company on behalf of shareholders (who receive a tax credit for such taxes) reduce the amount of profit against which the profit sharing payable to employees is calculated. The practical effect of deducting the taxes paid on behalf of shareholders in conjunction with deemed dividends from "net income after taxes" in any fiscal year is to reduce the maximum payment under profit sharing plans governed by Section 57(n)(1)(B) to less than 13 percent (20% of 65% before adjustment for state and local taxes) of our net income before these taxes.

      Because the Company must compete with private sector venture capital firms to hire and retain personnel, and private sector venture capital firms typically have a carried interest of at least 20 percent of profits before any taxes, the Company would be placed at a serious competitive disadvantage as a result of the taxes as described above. Although the Company could avoid this result by paying cash dividends in respect of its long-term gains, this would increase the cost of building the Company's capital and would not, in the view of the Board of Directors, be in the best interests of the Company and its shareholders if other reasonably competitive compensation structures can be utilized. If the Company were to distribute all of its net realized long-term capital gains, it would have no reinvestment rate and therefore could not generate internal growth. Moreover, profit-sharing payments in the form of cash reduce the Company's reinvestment rate, and therefore its potential rate of growth, whereas the exercise of stock options would increase the Company's cash. In this regard, the Board of Directors also noted that profit-sharing payments by the Company result in ordinary income to the plan participants, whereas employees of private venture capital operations generally receive a carried interest characterized as long-term gain for income tax purposes. Although the Stock Plan could also result eventually in ordinary income to participants with respect to all or a portion of their awards under the Stock Plan, long-term options and restricted stock provide forms of tax-free compounding until exercised or sold.

Description of the Option Plan

      Authorization. A maximum of 4,000,000 shares of our common stock will be available for awards under the plan, subject to adjustment as described below. Shares issued under the plan may be authorized but unissued shares or treasury shares. If any shares subject to an award granted under the plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares, or if shares of stock are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, those shares will again be available for awards under the plan. Under the plan, no more than 4,000,000 shares of our common stock may be made subject to stock options, and no more than 1,000,000 shares of our common stock may be made subject to awards of restricted stock. If any shares of restricted stock are awarded, such awards will reduce on a share-for-share basis the total number of shares of stock for which options may be awarded. If the Company does not receive exemptive relief from the Securities and Exchange Commission to issue restricted stock, all 4,000,000 shares may be subject to stock options. No more than 1,000,000 shares of our common stock may be made subject to awards under the plan to any individual in any year. In the event that the Compensation Committee determines that any corporate event, such as a stock split, dividend or other distribution (including deemed dividends), reorganization, merger, consolidation, repurchase or share exchange, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Compensation Committee will make those adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares or other property that may thereafter be issued in connection with future awards, (ii) the number and kind of shares or other property that may be issued under outstanding awards, (iii) the exercise price or purchase price of any outstanding award and (iv) the performance goals applicable to outstanding awards.

Terms of Awards. The terms and conditions of stock options granted under the plan will be determined by the Compensation Committee and set forth in an agreement. Stock options granted under the plan may be "incentive stock options" within the meaning of Section 422 of the Code, or non-qualified stock options. The exercise price of an option granted under the plan will not be less than the fair market value of our common stock on the date of grant. The vesting of a stock option will be subject to such conditions as the Compensation Committee may determine.

The terms and conditions of awards of restricted stock granted under the plan will be determined by the Compensation Committee and set forth in an award agreement. The Compensation Committee may determine that the holder of restricted stock may receive dividends, including deemed dividends, that may be deferred during the restricted period applicable to these awards.

Unless earlier terminated by our Board of Directors, the Stock Plan will expire on the 10th anniversary of the date on which it was adopted. The expiration of the Stock Plan will not by itself adversely affect the rights of plan participants under awards that are outstanding at the time the Stock Plan expires. Our Board of Directors may terminate, modify or suspend the plan at any time, provided that no modification of the plan will be effective unless and until any required shareholder approval has been obtained. The Compensation Committee may terminate, modify or amend any outstanding award under the Stock Plan at any time, provided that in such event, the award holder may exercise any vested options prior to such termination of the Stock Plan or award.

Inasmuch as awards under the plan will be determined by our Compensation Committee and may vary from year to year and from participant to participant, benefits to be paid under the plan are not determinable at this time.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                          FROM 30,000,000 TO 45,000,000

                                (Proposal No. 5)

Proposal

      We propose to amend paragraph 4 of the Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 45,000,000.

      Of the 30,000,000 shares authorized for issuance under our Certificate of Incorporation, there are only approximately 7,414,915 shares unissued. Our proposed amendment would increase the number of authorized shares of common stock by 15,000,000 shares.

      The rights of additional authorized shares would be identical to the rights of the shares you now hold. The authorization will not, in itself, have any effect on your rights as a stockholder. If the Board were to issue additional shares for other than a stock split or dividend, however, it could have a dilutive effect on your voting power. This proposal is not in response to any effort we know of to accumulate our common stock or to obtain control of the Company. The Board of Directors has no present plans, agreements, commitments or understandings for the issuance or use of these proposed additional shares.

Reason for the Proposal

      We believe that the proposed increase is in the best interests of the Company and our shareholders. It is important for the Board of Directors to have the flexibility to act promptly to meet future business needs as they arise. Sufficient shares should be readily available to maintain our capital raising flexibility and for employee benefit plan issuances. By having additional shares readily available for issuance, the Board of Directors will be able to act expeditiously without spending the time and incurring the expense of soliciting proxies and holding special meetings of shareholders.

      We do not have any current plans to issue any newly authorized additional shares of common stock if approved by shareholders, and would determine to do so only after reviewing the pace at which we are investing the proceeds of our
recent  stock   offerings  and  our  other  liquid  assets  and  the  level  and attractiveness of investment opportunities becoming available and likely to become available.

      Issuance of new shares of common stock, other than to existing shareholders, would be potentially dilutive to the voting power of existing shareholders and could also be dilutive with regard to dividends and other economic aspects of the common stock. Because the number of shares and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted. In addition, we could incur expenses in connection with any such sale of additional shares, which could result in a dilution of net asset value per share at the time of sale for all shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

Other Business

      The Board of Directors does not intend to bring any other matters before the Annual Meeting and, at the date of mailing of this proxy statement, has not been informed of any matter that others may bring before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

Annual Reports on Form 10-K

      Our Annual Report on Form 10-K, as filed with the SEC, is being delivered with this Proxy Statement.

      We undertake to provide, without charge, to each shareholder as of March 14, 2006, upon the written request of such shareholder, a copy of our Annual Report on Form 10-K and/or our last Quarterly Report on Form 10-Q, including the financial statements and the financial statement schedules, required to be filed with the SEC for our most recent fiscal year and/or quarter. Any shareholder who would like to request a copy of our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q may do so by calling toll-free 1-877-TINY-TECH or submitting a written request to the following address, which shall contain a representation in good faith that such shareholder was a beneficial owner, as of March 14, 2006, of our securities, entitled to vote:

                               Investor Relations
                           Harris & Harris Group, Inc.
                        111 West 57th Street, Suite 1100
                               New York, NY 10019

Submission of Shareholder Proposals

      Any shareholder proposals intended to be presented for inclusion in our proxy statement and form of proxy for the next Annual Meeting of Shareholders to be held in 2007 must be received in writing by the Secretary of the Company at Harris & Harris Group, Inc., 111 West 57th Street, New York, New York 10019, no later than January 5, 2007, in order for such proposals to be considered for inclusion in the proxy statement and proxy relating to the 2007 Annual Meeting of Shareholders. Submission of a proposal does not guarantee inclusion in the proxy statement, as the requirements of certain federal laws and regulations must be met by such proposals.

      Under our Bylaws, nominations for director may be made only by the Board or by the Nominating Committee, or by a shareholder entitled to vote who has delivered written notice to our Secretary (containing certain information specified in the Bylaws) not less than 90 days nor more than 120 days prior to the anniversary of the date of the immediately preceding Annual Meeting of Shareholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. The Bylaws also provide that no business may be brought before an Annual Meeting of the Shareholders except as specified in the Notice of the Meeting or as otherwise properly brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered written notice to our Secretary (containing certain information specified in the Bylaws) not less than 90 days nor more than 120 days prior to the anniversary of the date of the immediately preceding Annual Meeting of Shareholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs.

      Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows us to use discretionary voting authority to vote on matters coming before an Annual Meeting of shareholders, if we do not have notice of the matter at least 45 days before the anniversary of the date on which we first mailed our proxy materials for the prior year's Annual Meeting of shareholders or the date specified by the advance notice provision in our Bylaws. Our Bylaws contain such an advance notice provision as described above. For our Annual Meeting of Shareholders expected to be held on May 3, 2007, shareholders must submit such written notice to our Secretary in accordance with our advance notice provision, as described above.

      A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to our Secretary.

                                              By Order of the Board of Directors

New York, New York                            /s/ Susan T. Harris
                                              ----------------------------------
April 3, 2006                                 Susan T. Harris
                                              Secretary

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       of
                           Harris & Harris Group, Inc.

      The Board of Directors (the "Board") of Harris & Harris Group, Inc. (the "Company") has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this Charter to establish the governing principles of the Audit Committee and shall review and reassess the adequacy of this Charter on an annual basis.

I. Role of the Audit Committee

      The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:

      A. To oversee all material aspects of the Company's accounting and financial reporting processes, internal control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

      B. To monitor the independence and performance of the Company's independent registered public accountants;

      C. To provide a means for open communication among the Company's independent registered public accountants, financial and senior management and the Board; and

      D. To oversee compliance by the Company with legal and regulatory requirements.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct financial statement audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct financial statement audits is that of the Company's independent registered public accountants. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management.

II.Composition of the Audit Committee

      A. The Board shall designate the members of the Audit Committee at the Board's annual organizational meeting and each member shall serve, subject to his or her earlier resignation or removal from the Audit Committee or his or her ceasing to be a director, until the next such meeting and until their successors are designated by the Board.

      B. The Audit Committee shall consist of at least three members, but no more than six members. The members of the Audit Committee shall meet the independence and experience requirements of the rules of the principal market or transaction reporting system on which the Company's securities are traded or quoted (currently, the Nasdaq National Market), Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission (the "SEC").

III. Meeting of the Audit Committee

      The Audit Committee shall meet at least four (4) times each year and more frequently as circumstances may require. The Audit Committee shall be responsible for meeting with the independent registered public accountants at their request to discuss the interim financial statements. The Audit Committee shall meet privately with the independent registered public accountants at least annually in a separate executive session.

IV. Responsibilities of the Audit Committee

      The Audit Committee shall assist the Board in overseeing the Company's financial and operating reporting practices, internal controls and compliance with laws and regulations.

      Specifically, the Audit Committee shall have the responsibility with respect to:

      A.    The Company's Risks and Control Environment:

            o To discuss with the Company's management and independent registered public accountants the integrity of the Company's financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks; and

            o To investigate and follow up on any matters brought to its attention within the scope of its duties.

      B.    The Company's Independent Registered Public Accountants:

            o The Audit Committee shall have the sole authority to appoint or replace the independent registered public accountants (subject, to ratification by the independent directors of the Board). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent registered public accountants (including resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accountants shall report directly to the Audit Committee;

            o To ensure that the Audit Committee receives annually from the Company's independent registered public accountants the information about all of the relationships between the independent registered public accountants and the Company that the independent registered public accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent registered public accountants about any relationships between the independent registered public accountants and the Company or any services that the independent registered public accountants provide or propose to provide that may affect the objectivity and independence of the independent registered public accountants and to take, or recommend that the Board take, any appropriate action to oversee the independence of the independent registered public accountants;

            o The Audit Committee shall establish guidelines similar to those set forth in Annex A relating to the Company's hiring of employees or former employees of the independent registered public accountants who participated in any capacity in the audit of the Company;

            o The Audit Committee shall establish policies or procedures similar to those set forth in Annex B to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) (the "Covered Services") to be performed for the Company by its independent registered public accountants. The Audit Committee may form and delegate authority to the Chairman of the Audit Committee or subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of the Chairman or such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting;

            o Obtain and review a report from the independent registered public accountant at least annually regarding (a) the independent registered public accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent registered public accountant and the Company. Evaluate the qualification, performance and independence of the independent registered public accountant, including considering whether the auditor's quality controls are adequate and provision of permitted non-audit service is compatible with maintaining the independent registered public accountant's independence, and taking into account the opinions of management; and

            o To ensure the rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC, other employees of the independent registered public accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

      C.    The Company's Financial Reporting Process:

            o To oversee the Company's selection of and major changes to its accounting policies;

            o To meet with the Company's independent registered public accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent registered public accountants are required by generally accepted auditing standards to discuss with the Audit Committee, such as, any significant changes to the Company's accounting policies, the integrity of the Company's financial reporting process and any proposed changes or improvements in financial, accounting or auditing practices;

            o To discuss with the Company's financial management and independent registered public accountants the Company's annual results and, when appropriate, the interim results before they are made public;

            o To review with management and the independent registered public accountants, prior to the filing of an audit report with the SEC, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by independent registered public accountants;

            o To review with management and the independent registered public accountants, prior to the filing of an audit report with the SEC, material written communications between the independent registered public accountants and management, such as any management letter or schedule of unadjusted differences;

            o To review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls;

            o To review with the independent registered public accountants, prior to the filing of an audit report with the SEC, all critical accounting policies and practices to be used;

            o To review and discuss with the Company's financial management and independent registered public accountants the Company's audited financial statements including qualitative judgments, appropriateness of accounting principles (old and new), financial disclosure practices, and any observations regarding the quality of accounting principles and underlying estimates and, when appropriate, the Company's interim financial statements, before they are made public;

            o To recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K;

            o To issue for public disclosure by the Company the report required by the rules of the SEC; and

            o To review and concur in the appointment, replacement or dismissal of outside accounting firms.

      D.    Other Matters

            o To review and reassess the adequacy of this charter on an annual basis;

            o To review reports and any financial information submitted by the Company to a government body or the public;

            o To report to the Board the matters discussed at each meeting of the Audit Committee;

            o To administer the procedures set forth in Annex C relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees or any other provider of accounting related services of concerns regarding questionable accounting or auditing matters;

            o     To keep an open line of  communication  with the financial and
                  senior  management  and  the  independent   registered  public
                  accountants and the Board;

            o To review in advance and approve any "related party" transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which such related party had, or will have, a direct or indirect material interest. For purposes of this item, a "related party" includes any director or executive officer of the Company, any nominee for election as a director, any security holder who is known to the Company to own of record or beneficially more than five percent of any class of the Company's voting securities, and any member of the immediate family(1) of any of the foregoing persons. The materiality of any interest is to be determined on the basis of the significance of the information to investors in light of all the circumstances of the particular case; and

(1) A person's immediate family shall include such person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

            o     To perform other oversight functions as requested by the  full
                  Board.

V. Advisors/Funding

      In discharging its duties hereunder, the Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of such compensation as is determined by the Audit Committee to the independent registered public accountants and to any other advisors employed by the Audit Committee. The Company shall also provide funding for any other functions or initiatives undertaken by the Audit Committee.

                                   APPENDIX B

                           HARRIS & HARRIS GROUP, INC.

                           2006 EQUITY INCENTIVE PLAN

         Section                                                            Page

1. Purpose; Types of Awards; Construction                                      1

2. Definitions                                                                 1

3. Administration                                                              4

4. Eligibility                                                                 5

5. Stock Subject to the Plan                                                   5

6. Terms of Awards                                                             6

7. General Provisions                                                          9

                           HARRIS & HARRIS GROUP, INC.

                           2006 EQUITY INCENTIVE PLAN

      1.    Purpose; Types of Awards; Construction.

      The purposes of the Harris & Harris Group, Inc. 2006 Equity Incentive Plan (the "Plan") are to enable Harris & Harris Group, Inc. (the "Company") to afford an incentive to non-employee and employee directors, selected officers and other employees, advisors and consultants of the Company to continue as non-employee directors, officers, employees, advisors or consultants, as the case may be, to increase their efforts on behalf of the Company and its subsidiaries and to promote the success of the Company's business. In the event that the Company receives an exemptive order from the U.S. Securities and Exchange Commission ("SEC") to that effect, the Plan shall provide for the issuance of Awards to former employees of the Company, as well. The Plan provides for the grant of Options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. The Plan is designed so that Awards granted hereunder that are intended to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code may comply with such requirements. Various provisions of the Plan may require an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") prior to their implementation and accordingly, Awards will be granted only after consultation with the Company's general counsel.

      2.    Definitions.

      For purposes of the Plan, the following terms shall be defined as set forth below:

            (a) "Award" means any Option or Restricted Stock Award granted under the Plan.

            (b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Change in Control" means the occurrence of any of the following:

                  (i) any Person is or becomes the  "beneficial  owner" (as such term is used in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 40% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (iii) below; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (iii) there is  consummated a merger or  consolidation  of the
            Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (A) any parent of the Company or the entity surviving such merger or consolidation (B) if there is no such parent, of the Company or such surviving entity; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

            (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

            (f) "Committee" means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code.

            (g) "Company" means Harris & Harris Group, Inc., a corporation organized under the laws of the State of New York, or any successor corporation.

            (h) "Effective Date" means March 23, 2006, the date on which the Plan was adopted by the Board.

            (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

            (j) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange; (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine.

            (k) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

            (l) "NQSO" means any Option that is not designated as an ISO.

            (m) "Option" means a right, granted to a Participant under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a "subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code).

            (n) "Participant" means a person who, as a non-employee director, employee director, officer or other employee, advisor or consultant to the Company or a subsidiary of the Company (or, if the SEC provides exemptive relief to that effect, a former employee of the Company), has been granted an Award under the Plan.

            (o) "Performance Goals" means performance goals based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income;
(ii) cumulative realized and unrealized net appreciation; (iii) stock price or total stockholder return; (iv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions; or
(v) any other criteria determined by the Board to be appropriate. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Board. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Board. The Board shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any subsidiary of the Company or the financial statements of the Company or any subsidiary of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

            (p) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries,
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

            (q) "Plan" means this Harris & Harris Group, Inc. 2006 Equity Incentive Plan, as amended from time to time.

            (r) "Restricted Stock" means an Award of shares of Stock to a Participant under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.

            (s) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the SEC under Section 16 of the Exchange Act, including any successor to such Rule.

            (t) "SEC" means the U.S. Securities and Exchange Commission.

            (u) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

            (v) "Stock" means shares of the common stock, par value $0.01 per share, of the Company.

      3.    Administration.

      The Plan shall be administered by the Board. The Board may appoint a Committee to administer all or a portion of the Plan and to make recommendations to the Board with respect to the Plan and any Award. To the extent that the Board appoints a Committee to administer all or a portion of the Plan, references in the Plan to "the Board" shall be references to "the Committee." The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan.

      The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award, including but not limited to the effect of a Change in Control on an Award; (iv) determine Performance Goals no later than such time as required to ensure that an underlying Award that is intended to comply with the requirements of Section 162(m) of the Code so complies; (v) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (vi) make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards; (vii) construe and interpret the Plan and any Award; (viii) prescribe, amend and rescind rules and regulations relating to the Plan; (ix) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and (x) make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding any other provision of the Plan or any Award Agreement, the Board shall not take any action that would have the effect of reducing the exercise or purchase price of any Award, whether by means of repricing or cancellation and regrant of the Award, without having first obtained the approval of the Company's stockholders.

      All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any subsidiary of the Company, any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

      4.    Eligibility.

      Awards may be granted to Persons who at the time of grant are natural persons who are non-employee directors, employee directors, officers and other employees, advisors or consultants of the Company, in the discretion of the Board. In the event that the SEC provides exemptive relief to that effect, the Board may also grant Awards to Persons who at the time of grant are former employees of the Company. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

      5.    Stock Subject to the Plan.

      The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 4,000,000, subject to adjustment as provided herein. All shares of Stock reserved for the grant of Awards under the Plan may be made subject to Options granted under the Plan; provided, however, that in the event that the SEC issues an exemptive order with respect to the issuance of Restricted Stock Awards under the Plan, up to 1,000,000 shares of Stock reserved for the grant of Awards under the Plan may be made subject to Restricted Stock Awards, subject to adjustment as provided herein. No more than 1,000,000 shares of Stock may be made subject to Awards granted to any Participant in any year. Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of shares to the Participant, or if shares of Stock are surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

      In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, deemed dividends or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of:
(i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards; (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards; (iii) the exercise price, grant price or purchase price relating to any Award; provided, that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code; and (iv) the Performance Goals applicable to outstanding Awards. In addition, the Board may determine that any such equitable adjustment may be accomplished by making a payment to the Award holder, in the form of cash or other property (including but not limited to shares of Stock).

      6.    Terms of Awards.

            (a) General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.

            (b) Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or and payment thereof contingent upon Performance Goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter, including the effect, if any, of a Change in Control on such Award.

                  (i) Options. The Board is authorized to grant Options to Participants on the following terms and conditions:

                        (A) Type of Award.  The Award  Agreement  evidencing the
                  grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

                        (B) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash, through a "broker cashless exercise" procedure approved by the Board (to the extent permitted by law) or a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that a Participant may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

                        (C) Term and Exercisability of Options. Options shall be
                  exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

                        (D) Termination of Employment. An Option may not be exercised unless: (1) the Participant is then a director of, in the employ of, or providing services to the Company; and
                  (2) the Participant has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided, that the Award Agreement may contain or be amended to contain provisions providing for the exercisability of any Option until not later than the expiration date of such Option.

                        (E) Other  Provisions.  Options  may be  subject to such
                  other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.

                  (ii)  Restricted  Stock.  The  Board  is  authorized  to grant
            Restricted   Stock  to  Participants  on  the  following  terms  and
            conditions:

                        (A) Issuance and Restrictions. Restricted Stock shall be
                  subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. Unless otherwise determined by the Board, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends, including deemed dividends, thereon.

                        (B) Forfeiture.  Upon  termination of employment with or
                  service to the Company during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from any cause, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                        (C)  Certificates  for Stock.  Restricted  Stock granted
                  under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

                        (D) Dividends.  Dividends,  including deemed  dividends,
                  paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Board, in cash or in shares of Stock having a Fair Market Value equal to the amount of such dividends. Unless otherwise determined by the Board, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

      7.    General Provisions.

            (a) Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

            (b) No Right to Continued Employment. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of, or to continue as a director of, or to continue to provide services to, the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment or director or independent contractor relationship.

            (c) Taxes. The Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations. The Board may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares of Stock to be received upon settlement or exercise of such Award that is equal to the minimum amount required to be withheld.

            (d) Stockholder Approval; Amendment and Termination.

                  (i) The Plan shall take effect upon its adoption by the Board but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company.

                  (ii) The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Board may at any time and from time to time alter, amend, suspend or terminate an outstanding Award in whole or in part; provided, that in the event an outstanding Option is to be terminated pursuant to this clause (ii), the Option holder may be given sufficient notice of such termination to permit the exercise of the then-vested portion of such Option prior to such Award termination.

            (e) Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. Without prejudice to the authority of the Board under Section 7(d)(ii), the expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted.

            (f) Deferrals. The Board shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan.

            (g) No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

            (h) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

            (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

            (j) Regulations and Other Approvals.

                  (i) The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

                  (ii) Notwithstanding any other provision of the Plan or any Award Agreement, no Award shall be granted to any Participant or become vested or exercisable, be exercised or settled, to the extent such grant, vesting, exercise or other settlement of such Award would cause the Company to not be in compliance with the applicable provisions of the Investment Company Act of 1940. It is acknowledged that as of the Effective Date various provisions permissible under the Plan may require, prior to their implementation, an exemptive order from the SEC after taking into account any exemptive relief received by the Company.

                  (iii) Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

                  (iv) In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

                  (v) The Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or "lock-up" agreement in such form as the Board shall determine is necessary or desirable to further the Company's interests.

            (k) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

-------------------------------------------------------------------------

         Sign, Date and Return the
         Proxy Card Promptly Using                  [  x  ]
         the Enclosed Envelope.             Votes must be indicated
                                            (x) in Black or Blue ink.

1. Election of Directors

FOR all nominees [  ]    WITHHOLD AUTHORITY to vote  [  ]  *EXCEPTIONS   [  ]
listed below             for all nominees listed
                         below

Nominees:   DR. C. WAYNE BARDIN, DR. PHILLIP A. BAUMAN, G. MORGAN BROWNE,
            DUGALD A. FLETCHER, CHARLES E. HARRIS, DR. KELLY S. KIRKPATRICK,
            MARK A. PARSELLS, LORI D. PRESSMAN, CHARLES E. RAMSEY,
            JAMES E. ROBERTS.



(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions_____________________________________________________________________

          FOR  AGAINST  ABSTAIN

2         [  ]  [  ]     [   ]

3         [  ]  [  ]     [   ]

4         [  ]  [  ]     [   ]

5         [  ]  [  ]     [   ]




2 To ratify, confirm and approve the Audit Committee's selection of PricewaterhouseCoopers LLP as the independent registered public accountant for the fiscal year ending December 31, 2006.


3 To approve a proposal to authorize the Company to offer long-term rights, including warrants and options, to purchase common stock at an exercise price that will not be less than the greater of the market value or net asset value per share at the time of issuance of the rights.

4 To approve the Company's Equity Incentive Plan.


5 To amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 45,000,000.



At their discretion, the Proxies are authorized to vote upon such other business, including adjournment, as may properly come before the meeting or any adjournment or adjournments thereof.


SCAN LINE


Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


-----------------------------------------   ------------------------------
Date      Share Owner sign here             Co-Owner sign here

--------------------------------------------------------------------------

                  HARRIS & HARRIS GROUP, INC.
                    111 West 57th Street
                    New York, NY 10019

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       -----------------------------------------------------------
The undersigned hereby appoints CHARLES E. HARRIS and MARY P. BRADY and each of them, with full power of substitution, proxies to vote at the annual meeting of shareholders to be held on May 4, 2006 or an adjournment thereof, to represent and to vote all the shares of common stock of Harris & Harris Group, Inc. that the undersigned is entitled to vote with all powers the undersigned would have if personally present, on the following matters as designated on the reverse side and in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" all the nominees listed in item 1 and "FOR" items 2, 3, 4 and 5.

When properly executed, this proxy will be voted as specified and in accordance with the accompanying proxy statement. If no instruction is indicated, this proxy will be voted "FOR" items 1, 2, 3, 4 and 5.



                                   (Continued and to be dated and signed
                                    on the reverse side.)
To change your address,
please mark this box.    [    ]


To include any comments,             HARRIS & HARRIS GROUP, INC.
please mark this box.    [    ]      P.O. BOX 11469
                                     NEW YORK, N.Y. 10203-0469